                                                                   Exhibit 10.23



           AMENDMENT NO. 2 DATED NOVEMBER 18, 1994, TO LOAN AGREEMENT
            DATED SEPTEMBER 30, 1993, (THE "LOAN AGREEMENT") BETWEEN CYANAMID AGRICULTURAL DE PUERTO RICO, INC. ("LENDER") AND
                        IMMUNEX CORPORATION ("BORROWER")

     WHEREAS, the Lender and Borrower desire to amend the Loan Agreement by increasing the aggregate amount the Borrower can borrow thereunder to $50,000,000 and further by increasing the term of the Loan Agreement through March 31, 1996.

NOW, THEREFORE, the Lender and Borrower, in consideration of the mutual covenants herein contained, do hereby agree as follows:
     1. Subsection 1.1 of the Loan Agreement is further amended by substituting $50,000,000 for $40,000,000 and by replacing December 31, 1994 with March 31, 1996.

     2. The Borrower and Lender agree that the outstanding balance of any loans granted pursuant to the terms and conditions of the Loan Agreement, as amended, will not exceed one hundred ten (110%) percent of the revenue guarantee receivable, determined using the accrual method of accounting, owed to Borrower by Lender under the terms of the Amended and Restated Governance Agreement between them dated as of December 15, 1992.

     3. Exhibit A of the Loan Agreement, as previously amended, is further hereby amended by substituting "$50,000,000" for "$40,000,000" in all places where such figure appears.

     4. Paragraph 4.10(b) of the Loan Agreement is amended to include in the definition of Consolidated Current Assets any revenue guarantee amounts due to Borrower by Lender, determined using the accrual method of accounting, owed under the terms of the Amended and Restated Governance Agreement between them dated as of December 15, 1992.

     5. Borrower shall execute a new Note in the form of Exhibit A of the Loan Agreement (as amended by paragraph 3 above). Such new Note shall reflect all borrowings and repayments made by Borrower through the date hereof and shall be maintained in accordance with Section 1.2 of the Loan Agreement. Upon receiving such new Note, Lender shall return the original Note to Borrower marked cancelled.

     6.   Borrower hereby certifies that, after giving effect to this amendment,
(a) no Event of Default or event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default exists, (b) Borrower has complied and is in compliance in all material respects with all covenants, agreements and conditions in each Loan Document and (c), except as previously disclosed by Borrower in any Securities Exchange Act of 1934 filing, each representation and warranty contained in each Loan Document is true with the same effect as though such representation and warranty had been made as of the date hereof.

     7. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Loan Agreement.

     8. Except as specifically modified hereby the terms and conditions of the Loan Agreement shall remain unchanged and in full force and effect.

     9. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and both of which, when taken together, shall constitute one and the same agreement.

     IN WITNESS WHEREOF, each of the Borrower and the Lender has caused this Amendment to be executed by its duly authorized representatives as of the day and year first above written.


                              CYANAMID AGRICULTURAL DE
                              PUERTO RICO, INC.




                           By:    /s/Terence D. Martin
                                  ---------------------------
                           Name:  Terence D. Martin
                           Title: Treasurer





                          IMMUNEX CORPORATION



                           By:     Douglas G. Southern
                                   --------------------------
                           Name:   Douglas G. Southern
                           Title:  Sr. Vice President


                                       92